UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
April 9, 2025
Date of Report (Date of earliest event reported)

LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5505 Waterford District Drive, Miami, Florida 33126
(Address of principal executive offices) (Zip Code)
(305) 559-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.10	LEN	New York Stock Exchange
Class B Common Stock, par value $.10	LEN.B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 9, 2025, the Company held its 2025 Annual Meeting of Stockholders, during which six proposals were voted upon by the Company’s stockholders. The proposals are described in detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on February 28, 2025 (the “2025 Proxy Statement”). The final results for each of the matters submitted to a vote of stockholders at the meeting were as follows:
1.    The following individuals were elected as directors to serve until the 2026 Annual Meeting of Stockholders:

	Votes For	Votes Against	Votes Abstaining	Broker Non-votes
Amy Banse	452,804,499	29,505,376	17,142,512	19,569,464
Theron I. ("Tig") Gilliam	457,464,359	24,958,849	17,029,179	19,569,464
Sherrill W. Hudson	442,858,603	39,557,594	17,036,190	19,569,464
Jonathan M. Jaffe	467,397,666	14,678,634	17,376,087	19,569,464
Teri P. McClure	437,351,481	44,960,206	17,140,700	19,569,464
Stuart Miller	411,229,435	70,876,330	17,346,622	19,569,464
Armando Olivera	457,745,234	24,548,929	17,158,224	19,569,464
Dacona Smith	466,747,827	15,679,936	17,024,624	19,569,464
Jeffrey Sonnenfeld	377,791,002	104,629,590	17,031,795	19,569,464
Serena Wolfe	470,438,272	11,972,627	17,041,488	19,569,464
2.    Stockholders approved, on an advisory basis, the compensation of the Company's named executive officers described in the 2025 Proxy Statement. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
441,380,960	57,813,406	258,021	19,569,464
3.    Stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending November 30, 2025. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
502,134,650	16,802,707	84,494	—
4.    Stockholders did not approve a stockholder proposal on an Independent Board Chairman. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
103,902,544	395,370,031	179,812	19,569,464
5.    Stockholders did not approve a stockholder proposal requesting disclosure on how the Company intends to reduce greenhouse gas emissions. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
52,024,509	429,659,015	17,768,863	19,569,464
6.    Stockholders did not approve a stockholder proposal requesting a report disclosing the Company’s LGBTQIA+ equity and inclusion efforts in its human capital management strategy. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
43,232,126	437,865,157	18,355,104	19,569,464

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2025	Lennar Corporation

	By:	/s/ Diane Bessette
	Name:	Diane Bessette
	Title:	Vice President and Chief Financial Officer